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                                                                       Exhibit 1

                             JOINT FILING AGREEMENT

         The undersigned agree that the foregoing statement on Schedule 13D with respect to the common stock of iPrint Technologies, inc. is, and any amendments hereto signed by each the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13(d) under the Securities Exchange Act of 1934, as amended.

         This Joint Filing Agreement may be executed in counterparts and each of such counterparts taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have cause this Joint Filing Agreement to be duly and validly executed as of the date above.


Dated:  August 21, 2002


                             By: /s/ Monte D. Wood
                                 ----------------------------
                                 Monte D. Wood.
                                 President and Chief Executive Officer
                                 of iPrint Technologies, inc.

                             By: /s/ Royal P. Farros
                                 ----------------------------
                                 Royal P. Farros.
                                 Chairman of the Board
                                 of iPrint Technologies, inc.

                             Wood Living Trust

                             By: /s/ Monte D. Wood
                                 ----------------------------
                                 Monte D. Wood
                                 Trustee

                             By: /s/ Tina M. Wood
                                 ----------------------------
                                 Tina M. Wood
                                 Trustee

                             By: /s/ Tina M. Wood
                                 ----------------------------
                                 Tina M. Wood

                             By: /s/ James Childers
                                 ----------------------------
                                 James Childers